OPEN-END MORTGAGE DEED

                     THIS MORTGAGE SECURES FUTURE ADVANCES

            THIS OPEN-END MORTGAGE DEED MADE THIS ____ day of September, 1997, between SONICS & MATERIALS, INC., a Delaware corporation (the "Mortgagor"), having an address at __________________________, and delivered to BROWN BROTHERS HARRIMAN & CO., a private bank (the "Mortgagee").

                             W I T N E S S E T H:

                                  Background

            WHEREAS, in accordance with the provisions of a Credit Agreement dated of even date herewith (the "Credit Agreement"), Mortgagor has executed and delivered to Mortgagee the following (each dated as of the date hereof):

            (1) its Bridge Loan Note (the "Bridge Loan Note") pursuant to which Mortgagor has agreed to pay to Mortgagee the principal sum of One Million Six Hundred Thousand Dollars ($1,600,000), advanced by Mortgagee to Mortgagor, with interest thereon, all according to the terms and conditions specified in the Bridge Loan Note, all of which are incorporated hereby by reference;

            (2) its Line of Credit Note (the "Line of Credit Note") pursuant to which Mortgagor has agreed to pay to Mortgagee the principal sum of One Million Five Hundred Thousand Dollars ($1,500,000), advanced by Mortgagee to Mortgagor, with interest thereon, all according to the terms and conditions specified in the Line of Credit Note, all of which are incorporated hereby by reference; and

            (3) its Term Loan Note (the "Term Loan Note") pursuant to which Mortgagor has agreed to pay to Mortgagee the principal sum of Four Hundred Twenty Seven Thousand Dollars ($427,000), advanced by Mortgagee to Mortgagor, with interest thereon, all according to the terms and conditions specified in the Term Note, all of which are incorporated hereby by reference; and

            WHEREAS, improvements on the Mortgaged Premises (as defined below) are to be erected or repaired; and

            WHEREAS, Mortgagee has agreed to make the loan evidenced by the Bridge Loan Note to be paid over to Mortgagor in installments as work progresses, the time and amount of each advancement to be at the sole discretion and upon the estimate of Mortgagee, so that when all of the work on the Mortgaged Premises shall have been completed to the satisfaction of Mortgagee, said Mortgagee shall then pay over to the Mortgagor any balance necessary to complete the full loan of $1,600,000; and

            WHEREAS, Mortgagor agrees to complete the erection or repair of said buildings to the satisfaction of Mortgagee within a reasonable time from the date hereof or at the latest on or before December 31, 1997; and

            WHEREAS, The Connecticut Development Authority expects to issue to the Mortgagee its Industrial Development Revenue Bond (Sonics & Materials, Inc. Project), Series of 1997 in the aggregate principal amount of $2,945,000, the proceeds of which will be advanced to or for the benefit of Mortgagor to refinance the Bridge Loan Note and to pay additional costs of the Construction Project (as defined in the Credit Agreement).

            NOW, THIS OPEN-END MORTGAGE DEED that Mortgagor, in consideration of the principal indebtedness of the Mortgagor evidenced by the Bridge Loan Note, the Line of Credit Note and the Term Loan Note (collectively, the "Notes") and to secure the payment thereof and of all other sums due or to become due to the Mortgagee under the Notes, the Credit Agreement, this Mortgage and the other documents evidencing or securing the loans (collectively, the "Financing Agreements") and the performance of all of the other provisions of the Financing Agreements on the part of Mortgagor to be performed, has granted, bargained, sold, aliened, released, conveyed, mortgaged and confirmed unto Mortgagee and does hereby grant, bargain, sell, alien, release, convey, mortgage and confirm unto Mortgagee, all of its interests in that certain real estate situated in Newtown, Connecticut, as more particularly described on Exhibit "A" attached hereto and made a part hereof (said real estate, together with the Improvements and Fixtures hereinafter described, being referred to herein collectively as the "Mortgaged Premises"); and also

            TOGETHER  with all and  singular  the  buildings,  streets,  alleys, passages, ways, waters, watercourses, rights, liberties, privileges, improvements, hereditaments and appurtenances whatsoever thereunto belonging or in any way appertaining, and the reversions and remainders and rents, issues and profits thereof (collectively, the "Improvements"); and also

            TOGETHER with all and singular the fixtures now or hereafter installed in the aforesaid premises (the "Fixtures"); and also

            TOGETHER with all right, title and interest of the Mortgagor in and to all equipment, machinery, furniture and fixtures (together with all related attachments, accessaries, tools and parts) located on the Mortgaged Premises, whether now owned or hereafter acquired (collectively, the "Equipment" and, together with the Mortgaged Premises, the "Mortgaged Property"), and all proceeds (including insurance proceeds) and products thereof;

            TO HAVE AND TO HOLD the Mortgaged Property and other property hereby granted, or mentioned and intended so to be, with the appurtenances, unto Mortgagee, its heirs, executors, administrators, successors and assigns (including any Person succeeding to the rights of the Mortgagee as a transferee of the Notes), to its or their own use forever.

            PROVIDED ALWAYS, that if Mortgagor shall promptly and fully pay and discharge all sums outstanding and becoming due under the Financing Agreements and shall perform all the other provisions therein contained, then the estate hereby granted shall cease, terminate and become void, but otherwise shall remain in full force and effect.

            AND MORTGAGOR HEREBY FURTHER COVENANTS AND AGREES WITH MORTGAGEE AS FOLLOWS:

            1. Warranty of Title1. Warranty of Title. The Mortgagor warrants that: the Mortgagor has good and marketable title to an estate in fee simple absolute in the Mortgaged Premises and the Fixtures; that the Mortgagor has or will have good title to the Equipment; this Mortgage is a valid and enforceable first lien on the Mortgaged Property; subject to the liens and security interests listed on Exhibit E to the Credit Agreement; and the Mortgagee shall, subject to the Mortgagor's rights of possession prior to any default hereunder, quietly enjoy and possess the Mortgaged Property. The Mortgagor, at its own expense, shall preserve such title and the validity and priority of the lien hereof and shall forever warrant and defend the same to the Mortgagee against the claims of all persons and parties whomsoever.

            2. Covenants of Mortgagor. Mortgagor will pay to the Mortgagee all amounts due under the Notes with respect to the principal of and interest accrued on the Notes and all other sums due and becoming due under the Financing Agreements, all such payments to be made as and when due. Mortgagor will observe and perform all of the terms, conditions and provisions on the part of Mortgagor to be observed and performed under the Financing Agreements, and Mortgagor shall, at its own expense, preserve, protect and defend the title, validity and priority of this Mortgage against all claims and demands whatsoever.

            3. Security Agreement; Fixtures Filing. Mortgagor hereby grants to Mortgagee a security interest in the Equipment in accordance with the Uniform Commercial Code as in effect in the State of Connecticut (the "Uniform Commercial Code") and for such purpose this Mortgage shall constitute a security agreement under the Uniform Commercial Code and, further, shall be effective as a financing statement filed as a fixture filing under the Uniform Commercial Code with respect to the Fixtures. Mortgagor will furnish to Mortgagee from time to time statements and schedules further identifying and describing the Equipment and such other reports in connection with the Equipment as Mortgagee may reasonably request, all in reasonable detail. Mortgagor shall further give, execute, deliver and file or record in the proper governmental offices, any instrument, paper or document, including but not limited to one or more financing statements under the Uniform Commercial Code, satisfactory to Mortgagee, or take any action, which Mortgagee may deem necessary or desirable in order to create, preserve, perfect, extend, modify, terminate or otherwise affect any security interest granted pursuant hereto, or to enable Mortgagee to exercise or enforce any of its rights hereunder.

            4. Escrows. Upon the occurrence of an Event of Default, or of an event that would, with the passage of time or the giving of notice or both, be such an Event of Default, under the Financing Agreements, Mortgagor shall, if requested by Mortgagee, also pay to the Mortgagee, in monthly payments on each Interest Payment Date, installments on account of the annual taxes and water rents and sewer charges assessed or to be assessed against the Mortgaged
Premises, and the premiums on all policies of insurance held by Mortgagee pursuant to the provisions of Section 6 hereof, in amounts sufficient to permit the Mortgagee to pay said taxes, water and sewer charges and insurance premiums as and when they become due. Such installment payments may be used by Mortgagee for the purposes designated at such time or times as Mortgagee in its sole discretion may determine, but may not be commingled with the general funds of Mortgagee, and the interest payable thereon, if any, and income therefrom, if any, shall be used by the Mortgagee for the benefit of Mortgagor.

            5.  Lienable  Charges.  Unless  the same are paid into  escrow  with
Mortgagee pursuant to Section 4 hereof, Mortgagor shall pay before they become delinquent, or shall procure the discharge or release of, all taxes (including corporate taxes), water and sewer charges and other charges, claims, assessments, liens and encumbrances now or hereafter assessed with respect to the Mortgaged Property and the improvements thereon which shall or might have priority in lien or payment to the indebtedness secured by this Mortgage, and shall deliver the receipts for the same (or copies thereof) to Mortgagee upon request of the Mortgagee.

            6. Insurance;  Damage by Casualty or  Condemnation.  Mortgagor shall keep the Mortgaged Property insured for the benefit of Mortgagee against loss by fire and other casualties and hazards required by Mortgagee, upon terms and in companies and amounts satisfactory to the Mortgagee, and shall assign and deliver all such policies of insurance to the Mortgagee as additional security, with Mortgagee named as mortgagee and as the loss payee thereon. Mortgagee may settle all claims under all such policies and may demand, receive and receipt for all moneys becoming payable thereunder. Upon the occurrence of any casualty damage or condemnation to the Mortgaged Property or any portion thereof, the proceeds (a) under any policy of insurance or (b) from any condemnation award
(or deed in lieu  thereof),  shall be paid  directly to the  Mortgagee,  and the
Mortgagee shall release the proceeds to Mortgagor as the alteration, reconstruction, repair, restoration or replacement of the damaged and/or untaken portion, as the case may be, of the Mortgaged Property progresses, subject to the following conditions:

                  a. Borrower is not in default under the terms, covenants, and conditions of the Financing Agreements or any other agreements between Borrower and Bank;

                  b. Bank approves in writing the plans and specifications for restoration;

                  c. There are sufficient funds on deposit at all times with Bank to complete the rebuilding, as certified by an architect approved by Bank;

                  d. Borrower provides suitable completion, payment and performance bonds, and builder's all risk insurance in form and amount acceptable to Bank;

                  e. Bank shall have the option of applying, at par, any surplus insurance proceeds which remain after rebuilding to the reduction of the outstanding principal balance of the indebtedness secured by this Mortgage;

                  f. Prior to any disbursement, an inspecting engineer/architect of Bank's choice, whose fees shall be paid by Borrower, shall certify completion of work in place in accordance with approved plans and specifications, and in accordance with all applicable building codes, zoning ordinances, and all other local or federal governmental regulations; and

                  g. Such other conditions as would customarily be required by a local construction lender, or are otherwise reasonable.

Mortgagor shall deliver to the Mortgagee a renewal or replacement of each such policy not less than thirty (30) days prior to the expiration thereof, together with evidence of the payment of all premiums due for such policy. Mortgagor shall promptly notify Mortgagee upon the occurrence of any casualty damage or condemnation, or threatened condemnation, affecting the Mortgaged Property.

            7. Repair and Condition of Mortgaged Premises; Removal of Equipment. Subject to the provisions of Section 6 above with respect to any loss or casualty, Mortgagor shall keep the Mortgaged Property in good condition and repair, and shall not remove, demolish or materially alter the Mortgaged Premises, nor commit or suffer waste with respect thereto. Mortgagor shall comply with all laws, rules, regulations and ordinances made or promulgated by lawful authority which may now or hereafter become applicable to the Mortgaged Property, and Mortgagor shall prohibit any use of the Mortgaged Property which would permit the confiscation or seizure thereof. Mortgagor shall permit Mortgagee's agents at any reasonable time and from time to time to enter upon the Mortgaged Premises for the purpose of inspecting and appraising any part of the Mortgaged Property. Mortgagor shall not take or permit any action with respect to the Mortgaged Property which will in any manner impair the security of this Mortgage. The Mortgagor shall not remove any of the Equipment from the Mortgaged Premises without the prior written consent of the Mortgagee.

            8. Mortgagee's Right to Cure. In the event of the failure of Mortgagor to pay the taxes, water and sewer charges and other charges, claims, assessments, liens, or encumbrances described in Section 5 hereof, or to furnish and pay for the insurance as set forth in Section 6 hereof, or to keep the Mortgaged Property in good condition and repair as provided in Section 7 hereof, Mortgagee may, at its option, but without any obligation to do so, pay any or all such items, together with penalties and interest thereon, and procure and pay for such insurance and repairs; and Mortgagee may at any time and from time to time advance such additional sum or sums as Mortgagee in its sole discretion may deem necessary to protect the security of this Mortgage. All such sums so paid or advanced by Mortgagee shall immediately and without demand be repaid by Mortgagor to Mortgagee, together with interest thereon at the Mortgagee's Base Rate plus 2% on the indebtedness evidenced thereby, and shall be added to the principal indebtedness secured by this Mortgage. The production of a receipt by Mortgagee shall be conclusive proof of a payment or advance authorized hereby, and the amount and validity thereof.

            9. Leases. Mortgagor shall, if requested by Mortgagee, and whether or not there shall be any default under any of the Financing Agreements, assign to Mortgagee, as additional security, any and all leases now existing or hereafter created covering any part of the Mortgaged Premises. The Mortgagor does hereby assign and pledge to the Mortgagee all of its rights in and to any lease on the Mortgaged Premises. Mortgagor hereby assign and transfer to Mortgagee any and all rents now or hereafter issuing from the Mortgaged Premises, or any portion thereof, and Mortgagor agrees that, upon the occurrence of an event of default, or an event that would, with the passage of time or the giving of notice or both, be such an event of default, under any of the Financing Agreements, Mortgagee may collect and apply the same to the payment of any sum required to be paid by Mortgagor thereunder, in such order of priority as Mortgagee in its sole discretion may determine.

            10.  Environmental.  (a) Mortgagor  represents and warrants that, to the best of its knowledge based solely on the Environmental Reports (as defined below), and except for the use, storage and disposal of Hazardous Substances in the ordinary course of Mortgagor's business in compliance with all Environmental Laws (as defined below) or as disclosed in the Environmental Reports, the Mortgaged Premises are not now and have never been used to generate, manufacture, refine, transport, treat, store, handle, dispose, transfer, produce, process or in any manner deal with Hazardous Materials, and that no Hazardous Materials have ever been installed, placed or in any manner dealt with on the Mortgaged Premises, and that no owner of the Mortgaged Premises or any tenant, subtenant, occupant, prior tenant, prior subtenant, prior occupant or person (collectively, "Occupant") has received any notice or advice from any governmental agency or any Occupant with regard to Hazardous Materials on, from or affecting the Mortgaged Premises.

            The term "Environmental Reports" as used in this Mortgage means the following reports: (i) Phase II Environmental Site Assessment prepared by Heynen Engineers and Associates, Inc. dated November 13, 1987 (the "1987 Phase II Report"), (ii) Review of the 1987 Phase II Reprot prepared by Land Tech
Remedial, Inc. dated March 28, 1996, and (iii) Phase I Environmental Site Assessmenet and Preliminary Phase II Site Assessment prepared by Land Tech Remedial, Inc. dated August 14, 1997 (Land Tech Remedial Project #12567).

            The term "Hazardous Materials" as used in this Mortgage shall include, without limitation, gasoline, petroleum products, explosives, radioactive materials, hazardous materials, hazardous wastes, hazardous or toxic substances, polychlorinated biphenyls or related or similar materials, asbestos or any material containing asbestos, or any other substance or material as may be defined as a hazardous or toxic substance by any Federal, state or environmental law, ordinance, rule or regulation including, without limitation, The Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C., Sections 9601 et seq.), The Hazardous Materials Transportation Act, as amended (49 U.S.C., Sections 1801 et seq.), The Resource Conservation and Recovery Act of 1976, as amended (42 U.S.C., Sections 6901 et seq.), the Federal Water Pollution Control Act (33 U.S.C. Sections 1251 et seq.), The Clean Air Act (42 U.S.C. Sections 7401 et seq.), Connecticut General Statutes (Rev. 1958) Sections 22a-134, 22a-432(a) and 22a-454, and in the regulations adopted and publications promulgated pursuant thereto.

            (b) Mortgagor covenants that the Mortgaged Premises shall not be used to generate, manufacture, refine, transport, treat, store, handle, dispose, transfer, produce, process or in any manner deal with Hazardous Materials in an unlawful manner, and Mortgagor shall not cause or permit, as a result of any intentional or unintentional act or omission on the part of Mortgagor or any present or future Occupants, any of the following to occur in an unlawful manner: the installation or placement of Hazardous Materials in or on the Mortgaged Premises or a release of Hazardous Materials onto the Mortgaged Premises or onto any other property or suffer the presence of Hazardous
Materials on the Mortgaged Premises. Mortgagor shall comply with, and shall require that all tenants, subtenants and other occupants of the Mortgaged Premises comply with, all applicable federal, state and local laws, ordinances, rules and regulations with respect to Hazardous Materials, and shall keep the Mortgaged Premises free and clear of any liens imposed pursuant to such laws, ordinances, rules and regulations. In the event that Mortgagor receive any notice or advice from any governmental agency or any Occupant with regard to Hazardous Materials on, from or affecting the Mortgaged Premises, Mortgagor shall immediately notify Mortgagee. Mortgagor shall conduct and complete all investigations, studies, sampling and testing, and all remedial, removal, and other actions necessary to clean up and remove all Hazardous Materials on, from or affecting the Mortgaged Premises in accordance with all applicable federal, state, and local laws, ordinances, rules, regulations, and policies. The obligations and liabilities of Mortgagor under this Section shall survive the foreclosure of this Mortgage or the delivery of a deed in lieu of foreclosure.

            (c) Mortgagor shall indemnify and hold Mortgagee harmless from and against any and all liabilities, losses, damages or costs suffered or incurred as a result of any claim, demand, cost or judgment in favor of a third party (including any public or governmental body) arising from or out of the generation, manufacture, refining, transportation, treatment, storage, handling, disposal, transfer, production, processing or any manner dealing with Hazardous Materials on or about the Mortgaged Premises by the Mortgagor or any other Person, including all costs of removal, remediation, abatement, correction or cleanup or any liability for personal injury to a third party arising therefrom or in connection therewith. The indemnity set forth in this paragraph shall survive the payment of the indebtedness secured hereby and the satisfaction of this Mortgage.

            11. Expenses of Mortgagee. Mortgagor shall reimburse Mortgagee on demand for all reasonable costs and expenses (including the reasonable fees and expenses of legal counsel for Mortgagee) incurred in connection with (A) the protection, exercise or enforcement of Mortgagee's rights hereunder, including (without limitation) Mortgagee's rights to (i) take possession of all or any part of the Mortgaged Property, (ii) hold the Mortgaged Property, (iii) prepare the Mortgaged Property for sale or other disposition and (iv) sell or otherwise dispose of the Mortgaged Property and (B) the assertion, protection, exercise or enforcement of Mortgagee's rights in any proceeding under the United States Bankruptcy Code, including (without limitation) the preparation, filing and prosecution of (i) proofs of claim, (ii) motions for relief from the automatic stay, (iii) motions for adequate protection and (iv) complaints, answers and other pleadings in adversary proceedings by or against Mortgagee or relating in any way to any of the Mortgaged Property.

            12. Events of Default; Certain Remedies. If Mortgagor shall (a) fail to pay any sum required to be paid by Mortgagor (i) under the Notes when due or under this Mortgage within ten (10) Business Days after the same becomes due and payable as herein provided, (b) be in default (subject to any applicable notice and grace periods) under any Financing Agreement, (c) fail to perform any other provision hereof on the part of Mortgagor to be performed and such failure continues for thirty (30) days following written notice from Mortgagee, or (d) be declared bankrupt or insolvent and the same is not discharged within sixty
(60) days, or if proceedings under the Federal Bankruptcy Code or any similar statute are instituted by Mortgagor or if such proceedings are instituted against Mortgagor and are not discharged within sixty (60) days, or if a receiver is appointed for all or any portion of the property of any Mortgagor; then in any such event (each, an "Event of Default"), at the option of
Mortgagee: (a) the whole unpaid balance of the principal indebtedness, together with all interest thereon and all other sums hereby secured, shall become due and payable immediately, without notice to Mortgagor, and shall be recoverable by Mortgagee forthwith or at any time or times thereafter, without stay of execution or other process; (b) Mortgagee may take possession of all or any part of the Mortgaged Property; (c) Mortgagee may apply on account of the indebtedness hereby secured the balance of accumulated installment payments made by Mortgagor for taxes, water and sewer charges and insurance premiums under
Section 4 hereof; and (d) Mortgagee may forthwith exercise all other rights and remedies provided in the Financing Agreements, or which may be available to Mortgagee by law, including the right to institute foreclosure proceedings hereunder, and all rights with respect to the Equipment permitted under the Uniform Commercial Code. All such rights and remedies shall be cumulative and concurrent and may be pursued singly, successively or together, at Mortgagee's sole discretion, and may be exercised as often as occasion therefor shall occur.

            13. Operation of Mortgaged Premises. If Mortgagee shall take possession of the Mortgaged Premises as provided in Section 12 hereof, Mortgagee may: (a) hold, manage, operate and lease the same to Mortgagor or any other person or persons on such terms and for such periods of time as Mortgagee may deem proper, and the provisions of any lease made by Mortgagee pursuant hereto shall be valid and binding upon Mortgagor's notwithstanding that Mortgagee's right of possession may terminate or this Mortgage may be satisfied of record prior to the expiration of the term of such lease; (b) make such alterations, additions, improvements, renovations, repairs and replacements thereto as Mortgagee may deem proper; (c) demolish any part or all of the improvements situate upon the Mortgaged Premises which in the reasonable business judgment of Mortgagee may be in unsafe condition and dangerous to life and property; (d) remodel such improvements so as to make the same available in whole or in part for business purposes; and (e) collect the rents, issues and profits arising from the Mortgaged Premises, past due and thereafter becoming due, and apply the same, in such order of priority as Mortgagee may determine, to the payment of all charges and commissions incidental to the collection of rents and the management of the Mortgaged Premises and all other sums or charges required to be paid by Mortgagor hereunder. All moneys advanced by Mortgagee for the purposes aforesaid and not repaid out of the rents collected shall immediately and without demand be repaid by Mortgagor to Mortgagee, together with interest thereon at the Taxable Rate, and shall be added to the principal indebtedness hereby secured. The taking of possession and collection of rents by Mortgagee as aforesaid shall not be construed to be an affirmation of any lease of the Mortgaged Premises or any portion thereof, and Mortgagee or any other purchaser at any foreclosure sale may (if otherwise entitled to do so) exercise the right to terminate any such lease as though such taking of possession and collection of rents had not occurred.

            14. Releases and Extensions of Time. The granting of an extension or extensions of time by Mortgagee with respect to the performance of any provision of the Financing Agreements on the part of Mortgagor to be performed, or the taking of any additional security, or the waiver by Mortgagee or failure by Mortgagee to enforce any provision of the Financing Agreements or to declare a default with respect thereto, shall not operate as a waiver of any subsequent default or defaults or affect the right of Mortgagee to exercise all rights or remedies stipulated herein and therein.

            15. Restrictions on Transfers and Encumbrances. It is specifically agreed and understood that Mortgagor shall not have the right to transfer the benefit of the financing evidenced by the Financing Agreements and the interest rate therein specified to any person acquiring title to the Mortgaged Property from Mortgagor. Unless Mortgagee gives its prior consent in writing, it shall be an Event of Default under this Mortgage if Mortgagor (a) transfers, or attempts to transfer, directly or indirectly, voluntarily or by operation of law, all or any part of the Mortgaged Property under and subject to this Mortgage, or (b) further encumbers the Mortgaged Property, voluntarily or involuntarily, including, without limitation, any lien junior or subordinate to the lien of this Mortgage, and in any such event, the whole unpaid balance of the principal indebtedness, together with all interest thereon and all other sums hereby secured, shall, at Mortgagee's option, become due and payable immediately, without notice.


            16.   Miscellaneous.

                  a. In the event that there is more than one party named herein as Mortgagor, the word "Mortgagor" wherever occurring herein shall mean the plural. The obligation of each and every party hereto, and also the authority and powers conferred herein, shall be joint and several and shall inure to the benefit of and bind each and every party hereto and its, his, her and their, and each of their, respective heirs, executors, administrators, successors and assigns.

                  b. Notices hereunder shall be in writing sent via registered or certified mail, return receipt requested, or by express courier service guarantying overnight delivery, addressed to the respective addresses hereinabove set forth or to such other address as either party may hereafter specify by written notice to the other.

                  c. This Mortgage may only be amended by an instrument in writing signed by Mortgagor and Mortgagee.

                  d. This Mortgage shall be governed by and construed in accordance with the laws of the State of Connecticut.

                  e. Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Financing Agreements, unless the context clearly otherwise requires.

                  f. This Mortgage shall inure to the benefit of the parties hereto and their respective successors and assigns, including any person succeeding to the rights of the Mortgagee as the Owner of the Notes; provided, however, that no assignment or purported assignment of any benefit of this Mortgage by the Mortgagor, whether by contract or by operation of law, shall relieve the Mortgagor of its obligations hereunder.

            17. Open-End Mortgage. This Mortgage is an "Open-end Mortgage" for the purposes of section 49-2(c) of the Connecticut General Statutes, as amended. Subject to and upon the terms and conditions set forth in the Credit Agreement, including the conditions precedent set forth in the Credit Agreement, including the conditions precedent set forth in Articles 2 and 3 of the Credit Agreement, Mortgagee may make future advances to Mortgagor. Any such advancements are made pursuant to the Credit Agreement, which is a commercial revolving loan agreement for the purposes of section 49-2(c) of the Connecticut General Statutes, as amended. The maximum principal amount of the indebtedness authorized under the Credit Agreement is up to Three Million Five Hundred Twenty Seven Thousand Dollars ($3,527,000.00 in the aggregate to be outstanding at any time. Future advances made under the Bridge Loan Note are due and payable in full on December 31, 1997 unless sooner due and payable pursuant to the provisions of the Financing Agreements. Future advances made under the Term Loan Note are due and payable in full on September 30, 2000 unless sooner due and payable pursuant to the provisions of the Financing Agreements. Future advances made under the Line of Credit Note are due and payable in full upon written demand of Mortgagee unless sooner due and payable pursuant to the provisions of the Financing Agreements. Mortgagor represents that it is a Delaware corporation, organized for profit and engaged primarily in commercial, manufacturing or industrial pursuits and that the indebtedness evidenced by the Notes entails advances of all or part of the loan proceeds and repayments of all or part of the outstanding balance of the indebtedness evidenced by the Notes from time to time.

            18. Waiver of Termination Rights. Mortgagor hereby waives, for itself and any of its permitted assigns who assume this Mortgage, any and all rights it or they may now or hereafter have under section 49-2(c)(7) of the Connecticut General Statutes, as amended, or otherwise, to terminate or to record a written notice terminating the right of Mortgagee to make "optional future advances", as defined under said statutory section, secured by this Mortgage or limiting such advances to not more than the amount actually advanced at the time of the recording of such notice.

            19.   Prejudgment   Remedy  Waiver.   MORTGAGOR  HEREBY  REPRESENTS,
COVENANTS AND AGREES THAT THE PROCEEDS OF THE LOAN SHALL BE USED FOR GENERAL COMMERCIAL PURPOSES AND THAT THE TRANSACTION OF WHICH THIS MORTGAGE IS A PART IS A "COMMERCIAL TRANSACTION" AS DEFINED BY THE STATUTES OF THE STATE OF CONNECTICUT. MORTGAGOR HEREBY WAIVES ALL RIGHTS TO NOTICE AND PRIOR COURT HEARING OR COURT ORDER UNDER CHAPTER 903a OF THE CONNECTICUT GENERAL STATUTES, SECTIONS 52-278A et seq., AS AMENDED, OR UNDER ANY OTHER STATE OR FEDERAL LAW WITH RESPECT TO ANY AND ALL PREJUDGMENT REMEDIES MORTGAGEE MAY EMPLOY TO ENFORCE ITS RIGHTS AND REMEDIES HEREUNDER. MORE SPECIFICALLY, MORTGAGOR ACKNOWLEDGES THAT MORTGAGEE'S ATTORNEY MAY, PURSUANT TO CONNECTICUT GENERAL STATUTES SECTION 52-278f, ISSUE A WRIT FOR A PREJUDGMENT REMEDY WITHOUT SECURING A COURT ORDER. MORTGAGOR ACKNOWLEDGES AND RESERVES ITS RIGHT TO NOTICE AND A HEARING SUBSEQUENT TO THE ISSUANCE OF A WRIT FOR PREJUDGMENT REMEDY BY MORTGAGEE'S ATTORNEY, AND MORTGAGEE ACKNOWLEDGES MORTGAGOR'S RIGHT TO SAID HEARING SUBSEQUENT TO THE
ISSUANCE OF SAID WRIT. MORTGAGOR FURTHER HEREBY WAIVES ANY REQUIREMENT OR OBLIGATION OF MORTGAGEE TO POST A BOND OR OTHER SECURITY IN CONNECTION WITH ANY PREJUDGMENT REMEDY OBTAINED BY MORTGAGEE AND WAIVES ANY OBJECTIONS TO ANY PREJUDGMENT REMEDY OBTAINED BY MORTGAGEE BASED ON ANY OFFSETS, CLAIMS, DEFENSES OR COUNTERCLAIMS OF MORTGAGOR OR ANY OTHER PARTY PRIMARILY OR SECONDARILY LIABLE UNDER ANY OF THE OTHER LOAN DOCUMENTS TO ANY ACTION BROUGHT BY MORTGAGEE. MORTGAGOR ACKNOWLEDGES AND AGREES THAT ALL OF THE WAIVERS CONTAINED IN THIS PARAGRAPH HAVE BEEN MADE KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND INTELLIGENTLY, AND WITH THE ADVISE OF ITS COUNSEL.

            20. Non-Merger. In the event Mortgagee shall acquire title to the Mortgaged Property by conveyance from Mortgagor or as a result of the foreclosure of this Mortgage, this Mortgage shall not merge in the fee estate of the Mortgaged Property but shall remain and continue as an existing and enforceable lien for the debt secured hereby until the same shall be released of record by Mortgagee in writing.

            IN WITNESS WHEREOF, the Mortgagor has caused these presents to be duly executed, under seal, the day and year first above written.

Signed, Sealed and
Delivered in the
Presence of:

_______________________________________   SONICS & MATERIALS, INC.

_______________________________________   By:_______________________________
                                                Name:
                                                Title:

                                [CORPORATE SEAL]

STATE OF ________________     :
                              :
COUNTY OF _______________     :

            On this, the ___ day of September,  1997, before me, the undersigned officer, personally appeared ________________, who acknowledged himself/herself to be the ______________ of SONICS & MATERIALS, INC., a Delaware corporation, and that he/she, as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the respective names of such corporation, by himself/herself as such officer and as the free act and deed of said corporation.

            IN WITNESS WHEREOF, I hereunder set my hand and official seal.



[SEAL]                              Notary Public
                                    My Commission Expires:

PHTRANS:168951_5.WP5
                                   EXHIBIT A

                       Description of Mortgaged Premises